UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 17, 2014

                           VANGUARD ENERGY CORPORATION
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                         None                    27-2888719
  -------------------------      ------------------          -----------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On April 11, 2014, the Company entered into an agreement to sell substantially all of the Company's assets an unrelated third party, for a price of $5,500,000. On May 15, 2014 shareholders of the Company approved the sale. On June 17, 2014 the Company completed the sale pursuant to the terms of the agreement.

     The Company will use the proceeds from the sale to purchase a net profits interest held by Vanguard Net Profits, LLC and pay the balance of the proceeds to the Company's note holders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2014                  VANGUARD ENERGY CORPORATION


                                      By: /s/ Warren M. Dillard
                                          --------------------------------
                                          Warren M. Dillard, President and
                                          Chief Executive Officer